UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22759

SharesPost 100 Fund
 (Exact name of registrant as specified in charter)

1370 Willow Road
Menlo Park, CA 94025
 (Address of principal executive offices) (Zip code)

National Corporate Research, Ltd.
c/o SharesPost 100 Fund
615 South DuPont Highway
City of Dover, County of Kent, Delaware 19901
(Name and address of agent for service)

Copies to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
666 Third Avenue
New York, NY 10017

Registrant's telephone number, including area code: (800) 834-8707

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Reports to Stockholders.

SHARESPOST 100FUND

Semi-Annual Report

June 30, 2016
(Unaudited)

SHARESPOST

SHARESPOST 100 FUND

Table of Contents
Fund Performance	2
Portfolio Composition	3
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to the Financial Statements	13
Additional Information	22

SHARESPOST 100 FUND Fund Performance June 30, 2016 (Unaudited)

To date the performance of the SharesPost 100 Fund is strong. As of June 30th, the performance numbers are as follows:

Total Return Information
SharesPost 100 Fund (Inception Date: 03/25/2014)	Annualized Total Return: Inception - 06/30/16	Cumulative Total Return: Inception - 06/30/16	Cumulative Total Return: 06/30/15 - 06/30/16 (1 Year)	Cumulative Total Return: 03/31/16 - 06/30/16 (Q2 ‘16)
Returns based on Purchase Without Any Sales Charge (NAV)	11.61%	28.25%	-2.29%	1.87%
Returns based on Purchase With Maximum Sales Charge of 5.75% (POP)	8.73%	20.88%	-7.90%	-4.00%
Fund Benchmarks
Dow Jones US Technology Index	8.12%	19.34%	2.41%	-2.63%
Standard and Poor’s 500 Index	7.58%	18.02%	3.99%	2.46%

Performance data quoted represents past performance and is no guarantee of future results. POP performance assumes a maximum sales load of 5.75% on all sales. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance as of the most recent month-end, please call +1.855.551.5510. Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Fund’s total annual expenses per the currently stated prospectus are 4.12%. The Adviser has contractually agreed to waive fees and/or reimburse expenses such that the total expenses of the Fund do not exceed 2.50% through May 1, 2017.

Investor Disclosure

All investing involves risk including the possible loss of principal. Shares in the Fund are highly illiquid, and you may not be able to sell your shares when, or in the amount that, you desire. The Fund intends to primarily invest in securities of private, late-stage, venture-backed growth companies. There are significant potential risks relating to investing in such securities. Because most of the securities in which the Fund invests are not publicly traded, the Fund’s investments will be valued by the Investment Adviser pursuant to fair valuation procedures and methodologies adopted by the Board of Trustees.

There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures. The Fund focuses its investments on a limited number of securities, which could subject it to greater risk than that of a larger, more varied portfolio. There is a greater focus in technology securities which could adversely affect the Fund’s performance.

If the Fund does not have at least 500 Members for an entire taxable year, you could receive an adverse tax treatment.

The Fund’s quarterly repurchase policy may require the Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise do so, and may also result in an increase in the Fund’s expense ratio. This is not a complete enumeration of the Fund’s risks. Please read the Fund prospectus for other risk factors related to the Fund, its investment strategy and your investment in the Fund, and other additional details.

SHARESPOST 100 FUND Portfolio Composition June 30, 2016 (Unaudited)

Fund Sector Diversification

Short-Term Investments 18.39%
Advertising 17.49%
Analytics/Big Data 4.91%
Clean Technology 10.22%
Consumer Electronics 1.25%
Consumer Web 0.15%
Enterprise Software 4.63%
Finance/ Payments 3.81%
Games 8.28%
Healthcare/ Biotech 6.19%
Hosting/Storage 3.50%
Music 6.62%
Security 5.40%
Software 9.16%

SHARESPOST 100 FUND Portfolio Composition (Continued) June 30, 2016 (Unaudited)

Fund Holdings

SHARESPOST 100 FUND Schedule of Investments June 30, 2016 (Unaudited)

	Number of Shares	Fair Value
COMMON STOCK IN PUBLIC COMPANIES – 1.2%
CLEAN TECHNOLOGY – 1.2%
Sunrun, Inc.(a)	145,100	$860,443
TOTAL COMMON STOCK IN PUBLIC COMPANIES (Cost $2,004,750)		860,443

COMMON STOCK IN PRIVATE COMPANIES – 48.4%
ADVERTISING – 16.0%
Chartboost(a)	700,000	2,296,000
OpenX(a)	2,899,297	4,261,966
PubMatic(a)	200,000	1,582,000
Turn, Inc.(a)	456,250	2,974,750
		11,114,716
ANALYTICS/BIG DATA – 4.8%
Dataminr(a)	141,875	1,204,519
INRIX, Inc.(a)	70,750	2,180,515
		3,385,034
CLEAN TECHNOLOGY – 2.6%
Spruce Finance Inc.(a)	1,092,989	1,814,362

CONSUMER ELECTRONICS – 0.2%
AliphCom dba Jawbone (a)	125,000	143,750

ENTERPRISE SOFTWARE – 4.6%
Appirio(a)	169,792	1,095,159
Apptio, Inc.(a)	45,832	869,433
SugarCRM(a)	59,068	422,336
Zuora, Inc.(a)	200,000	804,000
		3,190,928
FINANCE/PAYMENTS – 1.8%
Prosper Marketplace, Inc.(a)	244,130	1,257,269

GAMES – 3.0%
KABAM, Inc.(a)	1,190,000	2,130,100

HEALTHCARE/BIOTECH – 4.3%
Metabiota(a)	494,589	692,425
Practice Fusion(a)	734,000	888,140
ZocDoc(a)	61,016	1,388,724
		2,969,289
HOSTING/STORAGE – 3.5%
Code 42(a)	180,000	637,200
Hightail, Inc.(a)	136,028	189,079
Tintri(a)	235,937	1,590,215
		2,416,494
MUSIC – 3.7%
Spotify(a)	1,068	2,564,279

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Schedule of Investments (Continued) June 30, 2016 (Unaudited)

	Number of Shares	Fair Value
COMMON STOCK IN PRIVATE COMPANIES – 48.4% (Continued)
SECURITY – 2.3%
AlienVault(a)	237,500	$1,600,750

SOFTWARE – 1.6%
Acquia(a)	30,000	376,200
AppDynamics(a)	25,000	307,500
DocuSign, Inc.(a)	4,000	73,000
ServiceMax, Inc.(a)	65,000	334,750
		1,091,450
TOTAL COMMON STOCK IN PRIVATE COMPANIES (Cost $27,129,020)		33,678,421

PREFERRED STOCK IN PRIVATE COMPANIES – 27.7%
ADVERTISING – 1.4%
WideOrbit, Inc.(a)	400,000	944,000

CLEAN TECHNOLOGY – 5.6%
Sungevity(a)	38,711,128	3,871,113

CONSUMER ELECTRONICS – 1.0%
AliphCom dba Jawbone(a)	102,938	718,507

CONSUMER WEB – 0.1%
Musely(a)	7,961	100,012

FINANCE/PAYMENTS – 2.0%
Social Finance	34,000	1,029,520
Prosper Marketplace, Inc. Preferred Class A(a)	55,395	285,284
Prosper Marketplace, Inc. Preferred Class A1(a)	58,165	58,165
		1,372,969
GAMES – 5.1%
KABAM, Inc.(a)	1,046,017	1,872,370
RockYou, Inc.(a)	1,014,900	1,705,032
		3,577,402
HEALTHCARE/BIOTECH – 1.9%
ZocDoc(a)	35,000	796,600
Metabiota(a)	346,212	505,470
		1,302,070
SECURITY – 3.1%
Lookout, Inc.(a)	204,000	2,129,760

SOFTWARE – 7.5%
DocuSign(a)	219,973	5,226,559

TOTAL PREFERRED STOCK IN PRIVATE COMPANIES (Cost $17,447,696)		19,242,392

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Schedule of Investments (Continued) June 30, 2016 (Unaudited)

	Principal Amount	Fair Value
CONVERTIBLE NOTES OF PRIVATE COMPANIES – 3.6%
CLEAN TECHNOLOGY – 0.7%
Sungevity, 15.00%, 06/30/2017	$500,000	$500,000

MUSIC – 2.9%
SoundHound, 8.00%, ,07/01/2016	2,000,000	2,000,000
TOTAL CONVERTIBLE NOTES OF PRIVATE COMPANIES (Cost $2,500,000)		2,500,000

SHORT-TERM INVESTMENTS – 18.3%
DEMAND DEPOSIT – 18.3%
UMB Money Market Fiduciary, 0.01% (b)	12,685,040	12,685,040
SHORT-TERM INVESTMENTS (Cost $12,685,040)		12,685,040

TOTAL INVESTMENTS – 99.2% (Cost $61,766,506)		68,966,296
Other assets less liabilities – 0.8%		556,439

NET ASSETS –100.0%		$69,522,735

(a)	Non-income producing.

(b)

Rate disclosed represents the seven day yield as of the Fund’s period end. The UMB Money Market Fiduciary account is an interest-bearing money market deposit account maintained by UMB Bank, n.a. in its capacity as a custodian for various participating custody accounts.

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Statement of Assets and Liabilities June 30, 2016 (Unaudited)

Assets:
Investments, at fair value (Note 3):
Common stock in public companies	$860,443
Common stock in private companies	33,678,421
Preferred stock in private companies	19,242,392
Convertible notes of private companies	2,500,000
Short-term investments	12,685,040
Total Investments (cost $61,766,506)	68,966,296
Receivable for investments sold	423,632
Receivable for fund shares sold	50,100
Interest receivable	160,772
Prepaid expenses and other assets	80,543
Total assets	69,681,343

Liabilities:
Advisory fees	46,917
Payable for shareholder servicing fees	14,701
Payable for audit and tax fees	58,618
Payable for transfer agent fees	26,007
Payable for chief compliance officer fees	5,642
Other accrued liabilities	6,723
Total liabilities	158,608
Net assets	$69,522,735

Net assets consist of:
Capital stock (unlimited shares authorized, 25,000,000 shares registered, no par value)	$66,132,092
Accumulated net investment loss	(749,123)
Accumulated net realized loss on investments	(3,060,024)
Accumulated net unrealized gain on investments	7,199,790
Net assets	$69,522,735

Shares outstanding	2,710,822
Net asset value and redemption proceeds per share	$25.65
Public offering price per share(a)	$27.21

(a)	Computation of public offering price per share 100/94.25 of net asset value. (See Note 10)

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Statement of Operations For the six months ended June 30, 2016 (Unaudited)

Investment Income:
Interest	$80,805
Dividends	28,085
Total investment income	108,890

Expenses:
Investment advisory fees (Note 5)	652,090
Transfer agent fees	124,409
Audit and tax fees	80,618
Legal fees	79,843
Fund accounting & administration fees	63,750
Trustee fees	42,744
Shareholder servicing fees	40,801
Printing & postage	39,453
Chief compliance officer fees	34,809
Insurance fees	29,072
Registration fees	19,795
Custodian fees	17,306
Miscellaneous expenses	9,234
Total expenses	1,233,924
Less: Contractual waiver of fees and reimbursement of expenses (Note 4)	(375,911)
Net expenses	858,013
Net investment loss	(749,123)

Net realized loss on investments	(948,170)
Net unrealized gain on investments	2,157,944
Net realized & unrealized gain on investments	1,209,774
Net change in net assets from operations	$460,651

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Statements of Changes in Net Assets

	Six months ended June 30, 2016 (Unaudited)	Year ended December 31, 2015
Operations:
Net investment loss	$(749,123)	$(1,014,005)
Net realized loss on investments	(948,170)	(2,033,460)
Net unrealized gain on investments	2,157,944	3,372,466
Net change in net assets resulting from operations	460,651	325,001

Fund share transactions:
Proceeds from shares issued	6,910,983	52,834,189
Cost of shares redeemed	(5,429,321)	(4,737,575)
Redemption fees*	—	2,475
Net change in net assets from fund share transactions	1,481,662	48,099,089
Net change in net assets	$1,942,313	$48,424,090

Net assets:
Beginning of period	$67,580,422	$19,156,332
End of period	$69,522,735	$67,580,422

Undistributed net investment loss	$(749,123)	$—

Transactions in shares:
Issuance of shares	273,274	2,057,944
Redemption of shares	(214,558)	(185,694)
Net change in shares	$58,716	$1,872,250

*	Redemption fees were discontinued in conjunction with the prospectus renewal effective April 30, 2015

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Statement of Cash Flows For the six months ended June 30, 2016 (Unaudited)

Cash flows from operating activities:
Net change in net assets from operations	$460,651
Adjustments to reconcile net change in net assets from operations to net cash used in operating activities:
Purchase of investments	(5,470,324)
Net sales of short-term investments	4,456,849
Sales of investments	269,675
Net unrealized gain on investments	(2,157,944)
Net realized loss on investments	948,170
Change in operating assets and liabilities:
Decrease in interest receivable	(79,953)
Increase in prepaid expenses and other assets	(44,488)
Increase in net payable to Adviser	47,165
Decrease in other accrued liabilities	(44,532)
Net cash used in operating activities	(1,614,731)

Cash flows from financing activities:
Proceeds from shares issued	7,044,052
Cost of shares redeemed	(5,429,321)
Net cash provided by financing activities	1,614,731

Net change in cash	—

Cash at beginning of period	—
Cash at end of period	$—

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Financial Highlights For a capital share outstanding throughout each period

	Six months ended June 30, 2016 (Unaudited)		Year ended December 31, 2015(a)		Year ended December 31, 2014*(a)		Period ended December 31, 2013**
Per share operating performance
Net asset value, beginning of period	$25.48		$24.56		$20.00		$20.00

Change in net assets from operations:
Net investment income (loss)	(0.28)		(0.38)		(0.24)		—
Net realized and unrealized gain on investments	0.45		1.30		4.80		—
Total change in net assets from operations	0.17		0.92		4.56		—

Distributions:
From net investment income	—		—		—		—
From net realized gain on investments	—		—		—		—
Total distributions	—		—		—		—
Net increase in net asset value	0.17		0.92		4.56		—
Net asset value, end of period	$25.65		$25.48		$24.56		$20.00

Total return	0.67%		3.75%		22.80	%(b)	—	%(b)

Ratios and supplemental data
Net assets, end of period (in thousands)	$69,523		$67,580		$19,156		$100
Ratio of net expenses to average net assets	2.50	%(c)	2.50	%(d)	2.49	%(e)	—	%(f)
Ratio of gross expenses before reimbursement to average net assets	3.60%		4.47%		18.45%		680.12	%(f)
Ratio of net investment income (loss) to average net assets	(2.18)%		(2.01)%		(2.49)%		—	%(f)
Portfolio turnover	1.12%		4.45%		2.40	%(b)	—	%(b)

*

The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration and the sale of shares to SP Investment Management, LLC (see Note 1).

**	The date of initial share purchase by the Investment Adviser was July 30, 2013.

(a)	Redemption fees consisted of per share amounts of less than $0.01. Redemption fees were discontinued in conjunction with the prospectus renewal effective April 30, 2015.

(b)	Not annualized for periods less than one year.

(c)

The ratio of net expenses are the result of $375,911 in contractual waivers and expense reimbursements representing (1.10)%. Please see Note 4 in the Notes to the Financial Statements for additional information.

(d)

The ratio of net expenses are the result of $993,070 in contractual waivers and expense reimbursements representing (1.97)%. Please see Note 4 in the Notes to the Financial Statements for additional information.

(e)

The ratio of net expenses are the combined result of $1,208,322 in contractual waivers and expense reimbursements representing (15.95)% and $575 in voluntary expense reimbursements representing (0.01)%. Please see note 4 in the Notes to the Financial Statements for additional information.

(f)	Annualized for period less than one year, with the exception of non-recurring organizational costs.

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND Notes to the Financial Statements June 30, 2016 (Unaudited)

1. Organization

SharesPost 100 Fund (the “Fund”) was established as a limited liability company under the laws of the State of Delaware on August 20, 2012 and converted into a Delaware statutory trust on March 22, 2013. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company that operates as an “interval fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of beneficial interest of the Fund (the “Shares”) will be continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). As an interval fund, the Fund will make quarterly repurchase offers for 5% of the Fund’s outstanding Shares at net asset value (“NAV”), with no repurchase fee incurred. The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s Shares under the Securities Act and the sale of 5,000 Shares (“Initial Shares”) for $100,000 to SP Investments Management, LLC (the “Investment Adviser”), which occurred on July 30, 2013.

The investment objective of the Fund is to provide investors capital appreciation, which it seeks to achieve by investing in the equity securities of certain private, operating, late-stage, growth companies primarily comprising the SharesPost 100, a list of companies selected and maintained by the Investment Adviser. The Investment Adviser’s primary strategy will be to invest in portfolio companies (each, a “Portfolio Company”) and generally to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction.

2. Significant accounting policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards (“ASC”) Topic 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investment transactions and income recognition — Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on a high cost, long term basis. Dividend income is recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. Interest income and estimated expenses are accrued daily.

Use of estimates — The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment valuation — The Fund’s NAV is based in large part on the value of its securities which will be carried at fair value in accordance with the provision of FASB ASC Topic 820, Fair value Measurements and Disclosures. Where reliable market prices are available for those securities, the Investment Adviser will rely on those prices. However, because the securities in which the Fund invests are often illiquid, market prices may not be readily available or, where available, may be unreliable. At any point in time, there may be few recent purchase or sale transactions or offers on which to base the value of a given private share. In addition, the prices reflected in recent transactions or offers may be extremely sensitive to changes in supply or demand, including changes fueled by investor perceptions or other conditions.

When reliable market values are not available, the Fund’s investments will be valued by the Investment Adviser pursuant to fair valuation procedures and methodologies adopted by the Board of Trustees. While the Fund and the Investment Adviser will use good faith efforts to determine the fair value of the Fund’s securities, value will be dependent on the judgment of the Investment Adviser. The Investment Adviser may also rely to some extent on information provided by the Portfolio Companies. From time to time, the Fund may determine that it should modify its estimates or assumptions, as new information becomes available. As a consequence, the value of the securities and therefore the Fund’s NAV may vary. This may adversely affect Shareholders. Other

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) June 30, 2016 (Unaudited)

2. Significant accounting policies — (continued)

than in connection with a liquidity event of a Portfolio Company, the Fund will generally sell Portfolio Company securities only in order (and only to the extent necessary) to fund quarterly repurchases of Fund Shares. However, because of the uncertainty and judgment involved in the valuation of the private shares, which do not have a readily available market, the estimated value of such shares may be different from values that would have been used had a ready market existed for such shares. In addition, in the event that the Fund desires to sell Portfolio Company shares, the Fund may also not be able to sell these securities at the prices at which they are carried on the Fund’s books, or may have to delay their sale in order to do so. This may adversely affect the Fund’s NAV.

The Board of Trustees has delegated the day-to-day responsibility for determining these fair values to the Investment Adviser, but the Board of Trustees has the ultimate responsibility for determining the fair value of the portfolio of the Fund. The Investment Adviser has developed the Fund’s valuation procedures and methodologies, which have been approved by the Board of Trustees, and will make valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. Valuation determinations are to be reviewed and, as necessary, ratified or revised quarterly by the Board of Trustees (or more frequently if necessary), including in connection with any quarterly repurchase offer.

Federal income taxes — The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of its net investment income and any net realized capital gain. Therefore, a federal income tax or excise tax provision is not required.

Management has evaluated all tax positions taken or expected to be taken by the Fund to determine whether each tax position is more likely than not (i.e. greater than 50%) to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions that do not meet the more likely than not threshold may result in a tax benefit or expense in the current year. If the Fund were to incur an income tax liability in the future, interest on any income tax liability would be reported as interest expense and penalties on any income tax liability would be reported as income taxes. No interest expense or penalties have been recognized as of June 30, 2016. Management of the

Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months. Management has determined that the Fund has not taken any tax positions which do not meet the more likely than not threshold and as such, no liabilities related to uncertain tax positions have been reflected in the Fund’s financial statements.

Distributions to shareholders — The Fund distributes net investment income and net realized gains (net of any capital loss carryovers), if any, annually. The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, wash sales, non-deductable offering costs and capital loss carryforwards. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their federal tax treatment; temporary differences do not require reclassification.

Expenses — Expenses are accrued daily. The Fund’s organizational costs have been expensed as incurred but are subject to the Funds’ Expense Limitation Agreement (see Note 4). The Fund’s offering costs were recorded as a deferred asset, and consisted of legal fees for preparing the prospectus and statement of additional information in connection with the Fund’s registration and public offering. These offering costs, which were subject to the Expense Limitation Agreement, were accounted for as a deferred charge until Fund Shares were offered to the public on March 26, 2014 and are thereafter, were amortized to expense over the following twelve months period on a straight-line basis which ended on March 25, 2015.

Shareholder service fee plan — Under the terms of the Fund’s Shareholder Services Plan, the Fund may compensate financial industry professionals for providing ongoing services in respect to clients to whom they have distributed Shares of the Fund. The Fund may incur shareholder service fees on an annual basis equal to 0.25% of its average NAV. For the period ended June 30, 2016, the Fund accrued $40,801 in shareholder servicing fees.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) June 30, 2016 (Unaudited)

2. Significant accounting policies — (continued)

Transactions with affiliates — SharesPost Financial Corporation (“SharesPost Financial”) is a registered broker-dealer, member of FINRA and SIPC, and wholly owned subsidiary of SharesPost, Inc. Since they are both wholly owned by SharesPost, Inc., SharesPost Financial and the Investment Adviser are affiliates.

To the extent any affiliate of the Investment Adviser or the Fund (“Affiliated Broker”) receives any fee, payment, commission, or other financial incentive of any type (“Broker Fees”) in connection with the purchase and sale of securities by the Fund, such Broker Fees will be subject to policies and procedures adopted by the Board of Trustees pursuant to Section 17(e) and Rule 17e-1 of the 1940 Act. These policies and procedures include a quarterly review of Broker Fees by the Board of Trustees. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the purchase or sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Fund has adopted a policy that it will not utilize the services of Affiliated Brokers (although Affiliated Brokers may be engaged by sellers or buyers in transactions opposite the Fund). Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers. For the six months ended June 30, 2016, the Fund paid no commissions to Affiliated Brokers.

The Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any transactions with any prohibited affiliates. Under the 1940 Act, our Board of Trustees has a duty to evaluate, and shall oversee the analysis of, all conflicts of interest involving the Fund and its affiliates, and shall do so in accordance with the aforementioned policies and procedures.

3. Fair valuation measurements

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) June 30, 2016 (Unaudited)

3. Fair valuation measurements — (continued)

For the period ended June 30, 2016, there were no transfers in and out of Level 1, Level 2 and Level 3. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments which are marketable and to the extent the inputs are observable and timely, are categorized in Level 2 of the fair value hierarchy.

The Fund’s portfolio holdings are primarily in Level 3 investments. As they are not publicly traded, and many are subject to restrictions on resale, the investments are less liquid than publicly traded securities, resulting in an increased liquidity risk to the Fund.

The Fund’s portfolio investments will generally not be in publicly traded securities. Investments for which observable market prices in active markets do not exist are reported at fair value, as determined in good faith by the Investment Adviser under consistently applied policies and procedures approved by the Board of Trustees in accordance with GAAP. In connection with that determination, members of the Investment Adviser’s portfolio management team will prepare Portfolio Company valuations using the most recent Portfolio Company financial statements and forecasts. The types of factors that the Investment Adviser will take into account in determining fair value, subject to review and ratification where required by the Board of Trustees with respect to such non-traded investments will include, as relevant and, to the extent available, the Portfolio Company’s earnings, the markets in which the Portfolio Company does business, comparison to valuations of publicly traded companies in the Portfolio Company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the Portfolio Company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies. Because such valuations are inherently uncertain and may be based on estimates, the determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. Based on these factors, the investments in private companies will generally be presented as a Level 3 investment. Changes in accounting standards, such as the currently pending changes in revenue recognition policies, may not be adopted consistently by issuers or at the same time, and as a result varied implementation may make it more difficult for the Fund to properly evaluate or compare financial information provided by portfolio companies of the Fund or to determine the validity of data of publicly traded company comparables for purposes of valuing the Fund’s portfolio holdings.

In May 2015, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standard Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Unit (or Its Equivalent), modifying ASC 820. Under the modifications, investments in private investment funds valued at net asset value are no longer included in the fair value hierarchy. For the period ended June 30, 2016, the Fund had no investments in Portfolio Funds, and there were no investments excluded from the fair value hierarchy.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) June 30, 2016 (Unaudited)

3. Fair valuation measurements — (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2016:

Investment in Securities	Level 1 - Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Security Type
Common stock in public companies*	$860,443	$—	$—	$860,443
Common stock in private companies*			33,678,421	33,678,421
Preferred stock in private companies*		—	19,242,392	19,242,392
Convertible notes of private companies	—	—	2,500,000	2,500,000
Short Term Investments	12,685,040	—	—	12,685,040
Total	$13,545,483	$—	$55,420,813	$68,966,296

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

The following is a rollforward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance January 1, 2016	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases	(Sales)	Net realized gain	Change in net unrealized gain	Ending balance June 30, 2016
Common stock in private companies	$27,012,005	$—	$—	$4,662,898	$—	$(1,225,679)	$3,229,197	$33,678,421
Preferred stock in private companies	19,453,214	—	—	307,426	(284,305)	22,305	(256,248)	19,242,392
Convertible notes of private companies	2,000,000	—	—	500,000	—	—	—	2,500,000
	$48,465,219	$—	$—	$5,470,324	$(284,305)	$(1,203,374)	$2,972,949	$55,420,813

*	The change in net unrealized gain included in the Statement of Operations attributable to Level 3 investments still held as of June 30, 2016 is $2,972,949.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) June 30, 2016 (Unaudited)

3. Fair valuation measurements — (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of June 30, 2016:

Type of Level 3 Investment	Fair Value as of June 30, 2016	Valuation Technique	Unobservable Inputs	Range (Avg)
Common stock in private companies	$ 33,678,421	Market approach	Precedent Transactions	N/A

		Income approach	Revenue Multiples	1.00 - 8.09 (3.70)
			Stage Discount Rates	20% - 30% (22.20%)
			Execution Discount Rates	10% - 70% (40.80%)
			Discounts For Lack of Marketability	15% - 16% (15.12%)
Preferred stock in private companies	19,242,392	Market approach	Precedent Transactions	N/A

		Income approach	Revenue Multiples	1.00 - 8.09 (3.04)
			Stage Discount Rates	20% - 30% (21.67%)
			Execution Discount Rates	10% - 70% (42.50%)
			Discounts For Lack of Marketability	15% - 16% (15.08%)
Convertible notes of private companies	2,500,000	Market approach	Precedent Transactions	N/A

		Income approach	Revenue Multiples	3.32 - 3.40 (3.36)
			Stage Discount Rates	20% - 20% (20.00%)
			Execution Discount Rates	25% - 40% (32.50%)
			Discounts For Lack of Marketability	15% - 15% (15.00%)

To the extent the revenue multiples increase, there is a corresponding increase in valuation; while as discount rates increase, there is a decrease in valuation.

4. Expense limitation agreement

The Investment Adviser has contractually agreed to reimburse the Fund so that its total annual operating expenses, excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with GAAP, and other extraordinary costs, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, do not exceed 2.50% of the Fund’s average net assets per year, through May 1, 2017.

Under the terms of the Expense Limitation Agreement, at any time that the expenses of the Fund are less than the expense limitation, the Investment Adviser retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed, to the extent that such reimbursement will not cause the Fund’s annualized expenses to exceed 2.50% of its average net assets on an annualized basis. The Fund is not obligated to reimburse the Investment Adviser for fees previously waived or expenses previously assumed by the Investment Adviser more than three years before the date of such reimbursement. For the periods ended December 31, 2013, December 31, 2014, December 31, 2015 and June 30, 2016 the investment advisory fees waived and expense

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) June 30, 2016 (Unaudited)

4. Expense limitation agreement — (continued)

reimbursements by the Investment Advisor in the amounts of $568,778, $1,208,322, $993,070 and $375,911, respectively, are subject to possible recoupment by the Investment Adviser through December 31, 2016, December 31, 2017, December 31, 2018, and December 31, 2019, respectively. The Investment Adviser had elected to provide a voluntary waiver of expenses such that the Fund’s NAV remains at $20 per share until the time of the public share issuance on March 25, 2014. For the periods ended December 31, 2013 and December 31, 2014, voluntarily waived expenses in the amount of $1,062 and $575, respectively, are not subject to recoupment by the Investment Adviser.

5. Investment advisory agreement

The Fund has entered into an Investment Advisory Agreement with the Investment Adviser, pursuant to which the Investment Adviser provides general investment advisory services for the Fund. For providing these services, the Investment Adviser receives a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 1.90% of the Fund’s average daily net assets. For the period ending June 30, 2016, the Fund accrued $652,090 in investment advisory fees, of which $375,911 were waived by the Advisor (see Note 4). As of June 30, 2016, as disclosed on the Statement of Assets and Liabilities, the net payable to the Investment Adviser for investment advisory fees earned was $46,917.

Certain officers and Trustees of the Fund are also officers of the Investment Adviser. None of the Fund officers or interested Trustees receives any compensation from the Fund.

6. Capital share transactions

The Fund Shares will be continuously offered under Rule 415 under the Securities Act of 1933, as amended. As of June 30, 2016, the Fund had registered 25,000,000 shares on a continuous basis at an initial NAV of $20.00 per share, plus any applicable sales load. Investors may purchase shares each business day without any sales charge at a price equal to the NAV per share next determined after receipt of a purchase order. Any sales load will be deducted from the proceeds to the Fund.

As of June 30, 2016, ownership from affiliated parties represents 2.13% of the Fund.

The Fund’s shares are not redeemable each business day, are not listed for trading on an exchange, and no secondary market currently exists for Fund shares. As an interval fund and as described in the Fund’s Prospectus, the Fund will make quarterly repurchase offers of 5% of the total number of shares outstanding at their NAV less any repurchase fee, unless postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the repurchase request deadline, or the next business day if the 14th day is not a business day. Rule 23c-3 of the 1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding shares at NAV.

In every full quarter since the commencement of operations, the Fund has offered shareholders the opportunity to participate in this program. During the period ended June 30, 2016, the Fund had Repurchase Offers as follows:

Summary of Repurchase Offers – 1/1/16 through 6/30/16

Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered
3/28/2016	5%	3.27%	89,732.632
6/27/2016	5%	4.41%	124,825.011

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) June 30, 2016 (Unaudited)

7. Purchases and sales of securities

Purchases and sales of investments, excluding short-term obligations, for the period ended June 30, 2016, were $5,470,324 and $587,209, respectively.

8. Federal tax information

At June 30, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$61,766,506

Gross unrealized appreciation	10,787,128
Gross unrealized depreciation	(3,587,338)

Net unrealized appreciation on investments	$7,199,790

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—

Accumulated capital and other losses	(2,111,854)
Net unrealized gain	5,041,846
Total accumulated earnings	$2,929,992

The fund had a net capital loss carryforward of:

Short-term Non-Expiring	$(2,010,654)
Long-term Non-Expiring	(101,200
$(2,111,854)

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations, provide general indemnifications, set forth termination provisions and compel the contracting parties to arbitration in the event of dispute. From time to time, the Fund may be a party to arbitration, or legal proceedings, in the ordinary course of business, including proceedings relating to the enforcement of provisions of such contracts. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that would be subject to arbitration, generally.

In the normal course of business, the Company may enter into agreements to purchase investments. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval. As of June 30, 2016, the Fund had entered into agreements to purchase equity securities totaling $315,000. If approved by the issuer he Fund would record such amount in purchase costs.

SHARESPOST 100 FUND Notes to the Financial Statements (Continued) June 30, 2016 (Unaudited)

10. Offering Price Per Share

A maximum front-end sales charge of 5.75% is imposed on purchases of the Fund’s shares. For the period ended June 30, 2016, the Fund was advised that various broker dealers received $9,012 of sales charges from sales of the Fund’s shares, of which $7,853 represented sales load received by affiliates.

11. Subsequent events

Management of the Fund has evaluated events occurring after June 30, 2016, and through the date the financials were available to be issued, to determine whether any subsequent events would require adjustment to or disclosure in the financial statements. No subsequent events requiring adjustment to or disclosure within the financial statements were noted.

SHARESPOST 100 FUND Additional Information June 30, 2016 (Unaudited)

Proxy voting — A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12 month period ended June 30, 2016, are available without charge upon request by (1) calling the Fund at 1-800-834-8707 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio holdings — The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund’s first and third fiscal quarters end on March 31st, and September 30th. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on May 20, 2016. The Fund’s Form N-Q is available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-834-8707.

Consideration for the approval of the Investment Advisory agreement — At a meeting held on May 10, 2016, the Board of Trustees of the Fund (including the independent Trustees voting separately) approved the extension of the Investment Advisory Agreement (the “Agreement”) with SP Investments Management, LLC (the “Adviser”). Counsel to the Independent Trustees summarized the memorandum provided by such counsel for the Board’s consideration, noting all of the requirements set forth in sections 15(a), 15(c), and 36(b) of the Investment Company Act of 1940, regarding the Board’s fiduciary duty.

Fund management then reviewed and summarized the Adviser’s responses to questions transmitted to the Adviser by the Board prior to the meeting.

As part of its evaluation, the Board, including the Independent Trustees, considered, among other things, the following factors: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund; (3) the cost of the services provided and the profits realized by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders; and (5) any other benefits derived or anticipated to be derived and identified by the Adviser from its relationship with the Fund.

The Board reviewed the nature, extent and quality of the services provided under the Agreement by the Adviser. The Board noted that the Adviser has implemented some staff increases and anticipates interviewing senior investment professionals when the Fund reaches higher asset levels. The Board noted that the Adviser has developed experience with regard to the operation of the Fund’s interval structure. The Board considered the financial resources of the Adviser and its parent, and staffing required to manage the Fund and provide oversight of the Fund’s third-party service providers.

In considering the investment performance of the Fund and the Adviser, the Board reviewed information provided by the Adviser relating to the Fund’s performance since the Fund’s inception on March 25, 2014 through March 31, 2016. Mr. Weber explained the difficulty in determining a peer group for the Fund in light of its unusual asset class and structure, and explained to the Independent Trustees the methodology by which the Adviser selected the comparator funds. The Board noted that the Fund since inception outperformed both benchmark indices for the period ended March 31, 2016. The Board also considered the Adviser’s point that there is a relatively small universe of funds that pursue investment strategies broadly similar to the Fund that also have an interval structure, and that the Fund’s investment strategy is similar to that of certain business development companies (BDCs). At the request of the Board supplemental information was provided concerning the fees and performance of BDCs with investment programs comparable to the Fund.

In considering the cost of the services provided and the profits realized by the Adviser from its relationship with the Fund, the Board considered the advisory fees paid to the Adviser under the Agreement on an annualized basis since the Fund’s inception. The Board also considered the advisory fees and total expense ratio of the Fund compared to those of the funds contained in its peer group. Mr. Weber noted that some comparator funds are charging a base management fee of 2% of net assets with a 20% of profits performance fee, while the Fund charges 1.9% of net assets and no performance fee. The Fund’s net expense ratio is also lower at 2.5% compared to the other funds, which have net expense ratios of between 2.68% and 7.2%. The Board noted that: (1) the Fund’s

SHARESPOST 100 FUND Additional Information (Continued) June 30, 2016 (Unaudited)

advisory fee and net expense ratio is the lowest of the funds included in the Fund’s peer group; (2) the Adviser does not charge the Fund a performance fee; and (3) the Adviser has agreed to limit the total expenses for the Fund through an expense limitation agreement. The Board considered the overall profits realized by the Adviser in connection with the operation of the Fund and the financial resources of the Adviser’s parent entity.

The Board considered whether the Adviser has realized, or will realize, economies of scale with respect to the management of the Fund and whether the Fund’s fee levels reflect such economies of scale. In this regard, the Board considered that the Adviser has entered into an expense limitation agreement with the Fund, under which the Adviser has agreed to limit the total expenses of the Fund, including organizational expenses. The Board also noted that, due to implementation of the expense limitation agreement, there were no breakpoints at this time. Mr. Weber did however note that the Fund is in a growth phase which at some point may lower the gross expense ratio below the 2.5% expense limitation cap, which could add additional economy of scale savings to the shareholders in the future.

The Board considered whether the Adviser or its affiliates may derive any indirect or “fall-out” benefits from their relationship with the Fund. It was noted that such benefits may include the Adviser’s ability to leverage its investment personnel or infrastructure to manage other accounts, and that the Adviser manages one other non-discretionary special purpose private investment vehicle, other than the Fund.

The Independent Trustees determined to go into executive session to further discuss the considerations for extension of the Agreement.

The Board reviewed these considerations and determined, taking into account the factors described and such other matters deemed relevant, with no one factor being decisive, that the Agreement should be extended.

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Board of Trustees

Sven Weber

Robert J. Boulware

Mark Radcliffe

Investment Adviser

SP Investments Management, LLC

1370 Willow Road,

Menlo Park, CA 94025

Dividend Paying Agent, Transfer Agent

UMB Fund Services

235 West Galena Street

Milwaukee, WI 53212

Custodian

UMB Bank National Association

1010 Grand Boulevard

Kansas City, MO 64106

Distributor

Foreside Fund Services, LLC

3 Canal Plaza #100

Portland, ME 04101

Independent Auditors

KPMG LLP

550 South Hope Street, Suite 1500

Los Angeles, CA 90071

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes’’, ‘‘expects’’, ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Jan. 1-31, 2016	0	0	0	0
Feb. 1-29, 2016	0	0	0	0
Mar. 1-31, 2016	89,733	$25.20	0	0
Apr. 1-28, 2016	0	0	0	0
May. 1-31, 2016	0	0	0	0
Jun. 1-30, 2016	124,825	$25.38	0	0
Jul. 1-31, 2016	0	0	0	0
Aug. 1-31, 2016	0	0	0	0
Sep. 1-30, 2016	0	0	0	0
Oct. 1-31, 2016	0	0	0	0
Nov. 1-30, 2016	0	0	0	0
Dec. 1-31, 2016	0	0	0	0
Total	214,558	$25.30	0	0

*
On February 18, 2016 and May 19, 2016, the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares, or 137,346 and 141,672 shares, respectively, pursuant to its periodic repurchase plan.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not applicable to semi-annual reports.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SharesPost 100 Fund

/s/ Sven Weber
By: Sven Weber
President
August 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Sven Weber
By: Sven Weber
President
(Principal Executive Officer)
August 17, 2016

/s/ Ryan Stroub
By: Ryan Stroub
Treasurer
(Principal Financial Officer)
August 17, 2016